PROSPECTUS
                         March 30, 1997   , as revised October 30, 1997

Putnam High Yield Advantage Fund
Class A, B and M shares
INVESTMENT STRATEGY: INCOME

This prospectus explains concisely what you should know before investing in shares of Putnam High Yield Advantage Fund (the "fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the March 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581.
The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated
by reference into this prospectus and the SAI, and         other
information regarding registrants that file electronically with the Commission.

The fund invests primarily in lower-rated bonds, commonly known
as "junk bonds."          These investments are subject to a
greater risk of loss of principal and nonpayment of interest. Investors should carefully assess the risks associated with an investment in the fund. The fund is a diversified portfolio designed for investors willing to assume additional risk in return for above-average income potential. See "Risk factors" on page .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE FUND

Expenses summary
 ...............................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares. Use it to help you estimate the impact of transaction costs and recurring expenses on your investment over time.

Financial highlights
 ...............................................................
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives
 ...............................................................
Read this section to make sure the fund's objectives are consistent with your own.

How the fund pursues its objectives
 ...............................................................
This section explains in detail how the fund seeks its investment objectives.



How performance is shown
 ...............................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
 ...............................................................
Consult this section for information about the fund's management, allocation of its expenses, and how it purchases and
sells securities        .

Organization and history
 ...............................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
 ...............................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
 ...............................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of
accounts.  It explains how sales charges are determined and how
you may become eligible for reduced sales charges        .

Distribution plans
 ...............................................................
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
 ...............................................................
In this section you can learn how to sell fund shares, either directly to the fund or through an investment dealer.

How to exchange shares
 ...............................................................
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
 ...............................................................
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax
information
 ...............................................................
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.
 ...............................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 Class A                Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
(as a percentage of
offering price)          4.75%        NONE*          3.25%*

Deferred sales charge            5.0% in the first
(as a percentage                  year, declining
of the lower of                   to 1.0% in the
original purchase                sixth year, and
price or redemption                 eliminated
proceeds)               NONE**      thereafter        NONE

Annual fund operating expenses
(as a percentage of average net assets)

                                      Total fund
Management            12b-1     Other  operating
  fees                fees    expenses expenses
----------            -----   -------------------
Class A                0.61%    0.25%    0.23%         1.09%
Class B                0.61%    1.00%    0.23%         1.84%
Class M                0.61%    0.50%    0.25%         1.36%


The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses.
Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

    1                   3        5        10
  year                years    years     years

Class A                $58      $80      $104     $173
Class B                $69      $88      $120     $196***
Class B (no redemption)$19      $58      $100     $196***
Class M                $46      $74      $105     $191


The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
    Class A shares."

*** Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

 FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                  For the period            For the period
                  December 1, 1994          May 16, 1994
                  (commencement            (commencement of
                  of operations            to  operations) to
                  November 30              November 30 Year ended November 30
                 1996 1995  1996  1995   1994  1996   1995    1994      1993
                  Class M            Class B             Class A
Net asset value, beginning
of period      $9.51 $9.05 $9.49 $9.05  $9.83 $9.52  $9.07  $10.41    $9.74

Investment operations
Net investment income
               .87    .99   .82   .92    .48   .89   1.00     .98      1.13
Net realized and unrealized gain
(loss) on investments
               .14    .45  .13    .45  (.77)  .14    .45    (1.30)    .70

Total from investment operations
             1.01    1.44 .95    1.37 (.29)  1.03   1.45    (.32)    1.83

Distributions to shareholders:
From net investment income
            (.88)   (.98) (.83) (.93) (.49)  (.90)  (1.00)  (1.02) (1.15)

In excess of net investment income
           --(c)      --  --(c)  --    --    --(c)   --        --  (.01)

Total distributions
           (.88)     (.98) (.83)(.93)(.49)  (.90)  (1.00)    (1.02) (1.16)

Net asset value, end of period
          $9.64      $9.51 $9.61 $9.49 $9.05 $9.65 $9.52     $9.07  $10.41

Total investment return at
net asset value (%) (a)
         11.15 16.72 10.52 15.94 (3.12)* 11.38 16.81  (3.43)  19.88

Net assets, end of period
(in thousands)
   $464,506  $20,077 $623,097$287,877 $37,017$1,071,702$870,810$653,094$742,472
Ratio of expenses to average
net assets (%)1.02(b)
     1.36      1.35    1.84    1.85      1.02 1.09     1.12      .96    1.14
Ratio of net investment income
to average net assets (%)
     8.86     10.06    8.50    9.61     7.47* 9.24     10.35     10.87 11.04

Portfolio turnover (%)
    74.47     89.96   74.47   89.96    69.61* 74.47    89.96     68.61 50.89

* Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended
    November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
(c) Distributions in excess of net investment income were less than $0.01 per share.

FINANCIAL HIGHLIGHTS (Continued)
(For a share outstanding throughout the period)

                                                                                               For the period
                                                                                               March 26, 1986
                                                                                             (commencement of
                                                                                               operations) to
                                                 Year ended November 30                                     November 30
                                   1992      1991      1990      1989      1988      1987      1986
                                                    Class A
Net asset value, beginning
 of period                        $9.30     $7.38     $9.69    $11.35    $10.94    $11.61    $12.00

Investment operations
Net investment income              1.23       .14      1.18      1.37      1.35      1.36       .69

Net realized and unrealized gain
(loss) on investments               .42      1.98    (2.09)    (1.60)       .38     (.71)     (.31)

Total from investment operations   1.65      3.12     (.91)     (.23)      1.73       .65       .38

Distributions to shareholders:
From net investment income       (1.21)    (1.15)    (1.33)    (1.32)    (1.32)    (1.32)     (.77)

In excess of net investment income   --        -- --               --        --        --        --

Total distributions              (1.21)    (1.20)    (1.40)    (1.43)    (1.32)    (1.32)     (.77)

Net asset value, end of period    $9.74     $9.30     $7.38     $9.69    $11.35    $10.94    $11.61

Total investment return at
net asset value (%) (a)           18.44     45.46   (10.26)    (2.61)     16.67      5.64   3.26(c)

Net assets, end of period
(in thousands)                 $484,520  $369,150  $248,111  $346,188  $398,221  $309,912  $196,934

Ratio of expenses to average
net assets (%)       (b)          1.14      1.33      1.37      1.23      1.07      1.12    .85(c)

Ratio of net investment income
to average net assets (%)         12.40     13.38     13.92     12.55     12.04     11.65   6.86(c)

Portfolio turnover (%)            68.29     74.45     63.29     76.88     97.36    121.08 133.70(c)



OBJECTIVES

Putnam High Yield Advantage Fund seeks high current income.
Capital growth is a secondary objective when consistent with the objective of high current income. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES

Basic investment strategy

The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities, constituting a diversified portfolio which Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes does not involve undue risk to income or principal. Normally, at least 80% of the fund's assets will be invested in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective of high current income. The fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities when these types of investments are consistent with the objective of high current income.

The fund seeks its secondary objective of capital growth, when consistent with its primary objective of high current income, by investing in securities that Putnam Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. Putnam Management believes that such opportunities for capital appreciation often exist in the securities of smaller capitalization companies. Although these smaller companies may present greater opportunities for capital appreciation, they may also include greater risks than larger, more established issuers.

Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers of such securities. Higher yields are generally available from lower-rated fixed income securities. Lower-rated fixed income securities are generally regarded as those rated below Baa or BBB by nationally recognized securities rating agencies such as Moody's Investors
Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or unrated securities of comparable quality. Securities rated below
Baa or BBB are considered to be of poor standing and predominantly speculative. The fund may invest up to 15% of its assets in securities rated, by each of the rating agencies rating the security, below Caa or CCC, including securities in the lowest rating category of each rating agency, or in unrated securities determined by Putnam Management to be of comparable quality. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the appendix to this prospectus.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although Putnam Management considers securities ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services.
Putnam Management's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the fund's objectives depends more on Putnam
Management's analytical abilities than would be the case if the fund were investing primarily in securities in the higher rating categories.

The fund may invest in participations and assignments of fixed and floating rate loans made by financial institutions to governmental or corporate borrowers. In addition to other risks associated with investments in debt securities, participations and assignments involve the additional risk that the institution's insolvency could delay or prevent the flow of payments on the underlying loan to the fund. The fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited. See the SAI.

At times Putnam Management may judge that conditions in the
securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its
shareholders.  At such times Putnam Management may temporarily use alternative strategies that are primarily designed to reduce
fluctuations in the value of         fund assets.

In implementing these defensive strategies, the fund may increase the portion of its assets invested in money market instruments and may invest in higher-rated fixed-income securities, or any other securities Putnam Management considers consistent with such defensive strategies. The yield on these securities would generally be lower than the yield on lower-rated fixed-income securities. It is impossible to predict when, or for how long, these alternative strategies will be used.


Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S.
issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries.
Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities
generally will not exceed         20% of its total assets,
although the fund's investments in foreign securities may exceed this amount from time to time.  Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in
foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Risk factors

The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets.
Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value.

Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment.

The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities, the fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

The table below shows the percentages of fund assets invested during fiscal 1996 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality:


                  Rated securities,     Unrated securities of
                  as percentage of     comparable quality, as
Rating               net assets       percentage of net assets

"AAA"                     --                      --
"AA"                      --                      --
"A"                       --                   0.41%
"BBB"                  1.86%                      --
"BB"                  23.38%                   2.15%
"B"                   53.91%                   1.15%
"CCC"                  8.27%                      --
                       -----                   -----
Total                 87.42%                   3.71%
                       =====                   =====

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam
Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.
However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objectives.

At times, a substantial portion of fund assets may be invested in
securities         of which the fund, by itself or together with
other funds and accounts managed by Putnam Management         or
its affiliates, holds all or a major portion.  Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the
securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets
securing the issuer's obligations on the securities.  This could
increase         fund operating expenses and adversely affect the
fund's net asset value.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Certain of the lower-rated securities in which the fund invests are issued to raise funds in connection with the acquisition of a company in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

The fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

Even though such bonds do not pay current interest in cash, the fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which the fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Investments in premium securities

At times, the fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

The fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Illiquid securities

The fund may invest up to 15% of its assets in illiquid securities. Putnam Management believes that opportunities to earn high yields may exist from time to time in securities which are illiquid and which may be considered speculative. The sale of these securities is usually restricted under federal securities laws. As a result of illiquidity, the fund may not be able to sell these securities when Putnam Management considers it desirable to do so or may have to sell them at less than fair market value.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover."
As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction
costs         in connection with the sale of securities and
reinvestment in other securities.          These transactions may
result in realization of taxable capital gains.  Portfolio
turnover rates are shown in the section "Financial highlights."

Options and futures portfolio strategies

The fund may engage in a variety of transactions involving the use of options and futures contracts.  The fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes.  For example, if Putnam
Management expected interest rates to increase, the fund might sell futures contracts on U.S. government securities.  If rates were to increase, the value of the fund's fixed-income securities would decline, but this decline might be offset in whole or in part by an increase in the value of the futures contracts.  The
fund may         purchase and sell call and put options on
futures contracts or on securities the fund is permitted to
purchase directly in addition to or as an alternative to
purchasing and selling futures contracts.  The fund will not purchase put and call options with respect to such securities if as a result more than 5% of its assets would at the time be
invested in such options.  The fund may also buy and sell
combinations of put and call options on the same underlying
security.  The fund may also engage in futures and options
transactions for nonhedging purposes, such as to substitute for direct investment or to manage its effective duration.  Duration is a commonly used measure of the longevity of the fund's debt instruments.

Options and futures transactions involve costs and may result in losses. The effective use of options and futures strategies
depends on the fund's ability to terminate options and futures positions at times when Putnam Management deems it desirable to do so.  Options on certain U.S. government securities are traded in significant volume on securities exchanges.  However, other
options which the fund may purchase or sell         may be traded
in the "over-the-counter" market rather than on an exchange.
This means that the fund         would enter into such option
contracts with particular securities dealers who make markets in these options.  The fund's ability to terminate options positions in the over-the-counter market may be more limited than for
exchange-traded options and may also involve the risk that
securities dealers participating in such transactions might fail to meet their obligations to the fund.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

The fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations and by certain regulatory requirements. See the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Securities loans, repurchase agreements and forward commitments.
The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S.
government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines

Derivatives

Certain of the instruments in which the fund may invest, such as options, futures contracts and forward contracts are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer*.
        They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);*

(b) 25% of its total assets in any one industry
       (securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry);* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale
(excluding securities determined by the         Trustees (or the
person designated by the         Trustees to make such
determinations) to be readily marketable), and         repurchase
agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except as otherwise noted, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objectives without shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the fund pursues its objectives -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance.  Investment performance, which will vary, is based on many factors, including market conditions, portfolio
composition, fund operating expenses and         the class of
shares the investor purchases.  Investment performance also often reflects the risks associated with the fund's investment
objectives and policies.  These factors should be considered when comparing the fund's investment results with those of other
mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam
Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                      Business experience
                          Year        (at least 5 years)
                          ------      -------------------
Rosemary H. Thomsen       1996        Employed as an investment
Senior Vice President                 professional by Putnam
                                      Management since 1986.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam
Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to April 1, 1992 the fund was known as Putnam High Yield Trust II.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses.
Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual
Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.
The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees
(presently 20 shares), the fund may choose to redeem your shares.
You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption.  The fund may also redeem shares if you own shares above a maximum amount set by the Trustees.
There is presently no maximum, but the Trustees may        , at
any time, establish one which could apply to both present and future shareholders.

The fund's Trustees:  George Putnam,* Chairman.  President of the
Putnam funds.  Chairman and Director of Putnam Management and
Putnam Mutual Funds Corp. ("Putnam Mutual Funds").  Director,
Marsh & McLennan Companies, Inc.; William F. Pounds, Vice
Chairman.  Professor of Management, Alfred P. Sloan School of
Management, Massachusetts Institute of Technology; Jameson Adkins
Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice
Chairman, North American Management Corp.; John A. Hill, Chairman
and Managing Director, First Reserve Corporation; Ronald J.
Jackson, Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc.       , Trustee of Salem Hospital and the
Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and
Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice
President of the Putnam funds.  President, Chief Executive
Officer and Director of Putnam Investments, Inc. and Putnam
Management.  Director, Marsh & McLennan Companies, Inc.; Robert
E. Patterson, Executive Vice President and Director of
Acquisitions, Cabot Partners Limited Partnership; Donald S.
Perkins,* Director of various corporations, including Cummins
Engine Company, Lucent Technologies, Inc., Springs Industries,
Inc. and Time Warner Inc.; George Putnam, III,* President, New
Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief
Executive Officer, Marsh & McLennan Companies, Inc.; W. Thomas
Stephens, President and Chief Executive Officer of MacMillan
Bloedel Ltd., Director of Mail-Well Inc., Qwest Communications,
The Eagle Picher Trust and New Century Energies; and W. Nicholas
Thorndike, Director of various corporations and charitable
organizations, including Data General Corporation, Bradley Real
Estate, Inc. and Providence Journal Co.  Also, Trustee of
Massachusetts General Hospital and Eastern Utilities Associates.
The Trustees are also Trustees of the other Putnam funds.  Those marked with an asterisk (*) are or may be deemed to be
"interested persons" of the fund, Putnam Management or Putnam
Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares.          If you purchase class A shares        ,
you will generally pay a sales charge at the time of
purchase        and, as a result,         will not         have
to pay any charges when         you redeem the shares.  If you
purchase class A shares at net asset value        , you may have
to pay a contingent deferred sales charge ("CDSC") when you
redeem the shares.  Certain purchases of class A shares qualify
for reduced sales charges.  Class A shares         pay lower 12b-
1         fees than class B and class M shares.  See "How to buy
shares -Class A shares" and "Distribution plans."

        Class B shares.  If you purchase class B shares, you will
not pay an initial sales charge, but you may have to pay a CDSC if you redeem the shares within six years.  Class B shares also pay a higher 12b-1 fee than class A and class M shares.
Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase.  For more information about the conversion of class B
shares,         including information about how shares acquired
through reinvestment of distributions are treated         and
certain circumstances under which         class B shares may not
convert into class A shares, see the SAI.  Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made.  Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher
12b-1 fee.  See "How to buy shares -- Class B shares" and
"Distribution plans."

Class M shares.          If you purchase class M shares        ,
you will generally pay a sales charge at the time of purchase
that is lower than the sales charge         you would pay for
class A shares.  Certain purchases of class M shares qualify for
reduced sales charges.  Class M shares         pay 12b-1
fees that         are lower than class B shares but higher than
class A shares.          You will not have to pay any charges
when you redeem class M shares, but class M shares will not
convert into any other class of shares.  See "How to buy shares -
- Class M shares" and "Distribution plans."

Which         class is best for you?          Which class of
shares provides         the most suitable investment for
you depends on a number of factors, including the amount
you intend to invest and how long you intend to hold the shares.
If your intended purchase qualifies for reduced sales charges,
you might consider class A or class M shares.          If you
prefer not to pay         a sales charge at the time of purchase,
you might consider class B shares.  Orders for class B shares for
$250,000 or more will be treated as orders for class A shares or declined.  For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services.
Shares may only be exchanged for shares of the same class of
another Putnam fund.   See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam
Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds.  Complete an order form and write a check for the amount you wish to invest, payable to the fund.  Return the completed form and check to Putnam
Mutual Funds, which will act as your agent in purchasing shares
       .

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam
Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New
York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam
Mutual Funds as shown in the following table, except when Putnam
Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.


                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                   Net              dealers as a
Amount of transaction           amount  Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------

Under 50,000                      4.99%     4.75%       4.25%
50,000 but under 100,000          4.71      4.50        4.00
100,000 but under 250,000         3.63      3.50        3.00
250,000 but under 500,000         2.56      2.50        2.25
500,000 but under 1,000,000       2.04      2.00        1.75
-----------------------------------------------------------------

        No initial sales charge         applies to purchases of
class A shares of $1 million or more or to purchases by
employer-sponsored retirement plans         that have at least
200 eligible employees.  However, a CDSC of 1.00% or 0.50% is imposed on redemptions of these shares within the first or second
year, respectively, after purchase, unless the         dealer of
record waived its commission with         Putnam Mutual Funds'
approval, or unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class A shares).

Class A qualified benefit plans may also purchase class A shares with no initial sales charge.  However, except as stated below, a
CDSC of 0.75% of the total amount redeemed (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class
A shares, it redeems 90% or more of its cumulative purchases.
Thereafter, such a plan is no longer liable for any CDSC.  The two-year CDSC applicable to class A qualified benefit plans for
which         Putnam Mutual Funds or its affiliates serve as
trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed for full service plans that initially
invest at least $5 million but less than $10         million in
Putnam funds and other investments managed by Putnam Management
or its affiliates        ("Putnam Assets"), and is 0.25% of the
total amount redeemed for full service plans that initially
invest at least $10 million but less than $20 million in Putnam
Assets.  Class A qualified benefit plans that initially invest at least $20 million in Putnam Assets, or whose dealer of record has, with Putnam Mutual Funds' approval, waived its commission or
agreed to refund its commission to Putnam Mutual Funds         in
the event a CDSC would otherwise be applicable, are not subject to any CDSC.

A         class A qualified         benefit plan participating in
a "multi-fund" program approved by Putnam Mutual Funds may
include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A shares at net asset value.  These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class
A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the first $3 million of shares purchased, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below.

Year    1     2      3    4     5     6     7+
------------------------------------------------------------
Charge  5%    4%     3%   3%    2%    1%    0%

        Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares.
These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam
Mutual Funds as shown in the following table, except when Putnam
Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                 Net               dealers as a
Amount of transaction          amount  Offering    percentage of
at offering price ($)         invested   price    offering price
-----------------------------------------------------------------
Under 50,000                     3.36%    3.25%       3.00%
50,000 but under 100,000         2.30     2.25        2.00
100,000 but under 250,000        1.52     1.50        1.25
250,000 but under 500,000        1.01     1.00        1.00
500,000 and above                NONE     NONE        NONE

        Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges or to sell fund shares without a CDSC.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employer-sponsored retirement plans and other plans.
Descriptions are also included in the order form and in the SAI.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to the fund's current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees
(and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual
Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested
(or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam
Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Shares acquired by reinvestment of distributions may be redeemed without a CDSC at any time. For information on how sales charges are calculated if you exchange your shares, see
"How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.

Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

        The fund has adopted distribution plans to compensate
Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below.  The plans provide for
payments by the fund to Putnam Mutual Funds at the annual
rates (expressed as a percentage of average net assets) of up to
0.35% on class A shares and 1.00% on class B and class M shares.
The Trustees currently limit payments         on class A and
class M shares to 0.25% and 0.50% of average net assets,
respectively.

Putnam Mutual Funds         compensates qualifying dealers
(including, for this purpose, certain financial institutions)
        for         sales of         shares and the maintenance
of shareholder accounts.

        Putnam Mutual Funds makes quarterly payments to dealers
at the annual rate of up to 0.25% of the average net assets of class A shares for which such dealers are designated as the
dealer of record, except that payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI.  No payments are made during the
first        year after purchase on shares purchased at net asset
value by shareholders investing $1 million or more        or by
employer-sponsored retirement plans that have at least 200
eligible employees        or that are class A qualified benefit
plans, unless the shareholder has made arrangements with Putnam
Mutual Funds and the dealer of record has waived the sales
commission.

        Putnam Mutual Funds makes quarterly payments to
dealers at the annual         rates of         0.25% and 0.40% of
the average net asset value of         class B and class M
shares, respectively, for which such         dealers are
designated as the dealer of record.

Putnam Mutual Funds         may suspend or modify         its
payments to dealers.  The payments are also subject to the
continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of
Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock
Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam
Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner.
Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem
shares valued up to $100,000         unless you have notified
Putnam Investor Services of an address change within the
preceding 15 days.  Unless         you indicate otherwise on the
account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by
telephone from         you, or any person claiming to act as
        your representative, who can provide Putnam Investor
Services with         your account registration and address as it
appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor
Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption
Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption
Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value.
Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange
Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone
Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The
Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interest of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or numbers of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Long-term corporate bonds and notes for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income at least monthly
and any net         capital gains at least annually.
Distributions from net capital gains are made after applying any available capital loss carryovers.  A capital loss carryover is currently available.  Distributions paid on class A shares will generally be greater than those paid on class B and class M
shares because expenses attributable to class B and class M
shares will generally be higher.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-   Receive all distributions in cash.

You can change your distribution option by notifying Putnam
Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested.
All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in additional fund shares (or in shares of other Putnam funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting
the distribution        .  If Putnam Investor Services does not
receive your election, the distribution will be reinvested in the fund.  Similarly, if correspondence sent by the fund or Putnam
Investor Services is returned as "undeliverable," fund
distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary
income        to the extent derived from the fund's investment
income and net short-term gains (that is, net gains from
securities held for not more than a year).  Distributions
designated by the fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months will be taxable to you as such, regardless of how long you have held the shares.  Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of
distributions.

Early in each calendar year Putnam Investor Services will notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937.
Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Appendix

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's

Bonds

AAA -- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for bonds in higher-rated categories.

BB-B-CCC-CC-C -- Debt rated `BB',`B',`CCC',`CC' and `C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B -- Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC -- Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC -- The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C -- The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated `D' are in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE  Transfer assets automatically from one
Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change.
A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS
Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities         Fund++
Putnam OTC & Emerging Growth Fund+
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS
Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Total Return Fund
Putnam High Yield Trust++
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
    Arizona, California, Florida, Massachusetts, Michigan,
    Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of         9/30/97.
+Formerly Putnam OTC Emerging Growth Fund.
       ++New investments restricted; se your financial advisor
for details.
+++Not available in all states.
**Investments in money market funds are neither insured nor
guaranteed by the U.S. government.  These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam Mutual Funds to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.



PUTNAM HIGH YIELD ADVANTAGE FUND

One Post Office Square
Boston, MA  02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA  02109

PUTNAMINVESTMENTS
      One Post Office Square
      Boston, Massachusetts 02109
      Toll-free 1-800-225-1581
